UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 800
Dallas, Texas		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPL	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 6, 2025, Texas Pacific Land Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 18,923,012 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 26, 2025.

Proposal 1: Election of nine (9) members of the Company’s board of directors to serve until the 2026 Annual Meeting of Stockholders.

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Rhys J. Best	13,408,342	664,572	86,625	4,763,473
Donald G. Cook	12,335,211	1,694,289	130,039	4,763,473
Barbara J. Duganier	13,226,538	839,933	93,068	4,763,473
Donna E. Epps	13,375,281	679,341	104,917	4,763,473
Tyler Glover	13,107,256	956,450	95,833	4,763,473
Karl F. Kurz	13,414,864	655,467	89,208	4,763,473
Robert Roosa	13,755,485	325,564	78,490	4,763,473
Murray Stahl	13,507,787	592,143	59,609	4,763,473
Marguerite Woung-Chapman	13,406,470	620,515	132,554	4,763,473

Proposal 2: Approval, by non-binding advisory vote, of the executive compensation paid to the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
12,114,623	1,880,392	158,547	4,763,473

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes Cast For	Votes Cast Against	Abstentions
18,742,289	102,084	72,667

Proposal 4: Consideration of a non-binding stockholder proposal to reduce the ownership threshold for stockholders to call a special stockholder meeting from 25% to 10%.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
2,180,247	11,923,663	49,652	4,763,473

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Pacific Land Corporation

Date:	November 12, 2025	By:	/s/ Micheal W. Dobbs
		Name:	Micheal W. Dobbs
		Title:	SVP, General Counsel and Secretary